                                                                                               Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:               August 5, 2009

Issuer Name and Ticker or Trading Symbol:        Avago Technologies Limited (AVGO)

Designated Filer:                                James H. Greene, Jr.

Other Joint Filers:                              KKR Millennium Limited
                                                 KKR Associates Millennium (Overseas), Limited Partnership
                                                 KKR Millennium Fund (Overseas), Limited Partnership
                                                 KKR Europe Limited
                                                 KKR Associates Europe, Limited Partnership
                                                 KKR European Fund, Limited Partnership
                                                 Henry R. Kravis
                                                 George R. Roberts
                                                 Paul E. Raether

Addresses:                                       The principal business address of the Joint Filers above is
                                                 c/o Kohlberg Kravis Roberts & Co., 9 West 57th Street,
                                                 New York, NY 10019, U.S.

Signatures:

       KKR Millennium Limited

       By: /s/ William J. Janetschek
           -------------------------------------
           Name: William J. Janetschek
           Title: Director

       KKR Associates Millennium (Overseas), Limited Partnership
       By: KKR Millennium Limited, its general partner

       By: /s/ William J. Janetschek
           -------------------------------------
           Name: William J. Janetschek
           Title: Director

       KKR Millennium Fund (Overseas), Limited Partnership
       By: KKR Associates Millennium (Overseas), Limited Partnership, its general partner
       By: KKR Millennium Limited, its general partner

       By: /s/ William J. Janetschek
           -------------------------------------
           Name: William J. Janetschek
           Title: Director

       KKR Europe Limited

       By: /s/ William J. Janetschek
           -------------------------------------
           Name: William J. Janetschek
           Title: Director

       KKR Associates Europe, Limited Partnership
       By: KKR Europe Limited, its general partner

       By: /s/ William J. Janetschek
           -------------------------------------
           Name: William J. Janetschek
           Title: Director

       KKR European Fund, Limited Partnership
       By: KKR Associates Europe, Limited Partnership, its general partner
       By: KKR Europe Limited, its general partner

       By: /s/ William J. Janetschek
           -------------------------------------
           Name: William J. Janetschek
           Title: Director

       /s/ William J. Janetschek
       ------------------------------------------
       William J. Janetschek, as attorney-in-fact for Henry R. Kravis

       /s/ William J. Janetschek
       -----------------------------------------
       William J. Janetschek, as attorney-in-fact for George R. Roberts

       /s/ William J. Janetschek
       -----------------------------------------
       William J. Janetschek, as attorney-in-fact for James H. Greene, Jr.

       /s/ William J. Janetschek
       -----------------------------------------
       William J. Janetschek, as attorney-in-fact for Paul E. Raether